Charter National Life Insurance Company

Charter National Variable Annuity Account

Supplement, dated July 17, 2009, to

The Helmsman Variable Annuity Prospectus.

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable annuity contracts issued by Charter National Life Insurance Company.

The following is deleted from the “General Provisions – Deferment of Payment and Transfers” section of the prospectus:

We may postpone paying any amount for a full or partial surrender to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction. Once accepted, the request for a full or partial surrender will be paid within seven days.

The following section is added to your prospectus:

WRITTEN REQUESTS AND FORMS IN GOOD ORDER. Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

If you have any questions, please contact your financial representative or call our Customer Service Center at 1-800-242-4402.

For future reference, please keep this supplement together with your prospectus.